QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
P&F INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

P & F INDUSTRIES, INC.
300 Smith Street
Farmingdale, New York 11735

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held May 26, 2004

To the Stockholders of
P & F Industries, Inc.:

        The Annual Meeting of Stockholders of P & F Industries, Inc. will be held at the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, New York on Wednesday, May 26, 2004 at 10:00 A.M., for the following purposes:

        (1)   To elect three directors to hold office for three years;

        (2)   To ratify the selection of BDO Seidman, LLP, independent certified public accountants, as auditors for the fiscal year ending December 31, 2004; and

        (3)   To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        In accordance with the provisions of the Company's By-Laws, the Board of Directors has fixed the close of business on April 16, 2004 as the date for determining stockholders of record entitled to receive notice of, and to vote at, the Annual Meeting.

        Your attention is directed to the accompanying Proxy Statement.

        You are cordially invited to attend the Annual Meeting. If you do not expect to attend the Annual Meeting in person, please vote, date, sign and return the enclosed proxy as promptly as possible in the enclosed reply envelope.

By order of the Board of Directors,
JOSEPH A. MOLINO, JR. Secretary
Dated:	April 27, 2004 Farmingdale, New York

TABLE OF CONTENTS

ELECTION OF DIRECTORS	2
Information as to Directors and Nominees for Directors	2
Meetings and Committees of the Board of Directors	3
Director Compensation	4
Board of Directors' Affiliations	4
CORPORATE GOVERNANCE	4
Director Independence	4
Independent Directors	5
Audit Committee	5
Compensation Committee	6
Nominating Committee	6
Code of Business Conduct and Ethics	7
Directors' Attendance at Annual Meetings of Stockholders	7
Communication with the Board of Directors	7
OWNERSHIP OF EQUITY SECURITIES	8
EXECUTIVE COMPENSATION	9
Summary Compensation Table	9
Option/SAR Grants in Last Fiscal Year	10
Aggregate Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values	10
Employment Agreement with Executive Officer	10
REPORT ON EXECUTIVE COMPENSATION	11
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	12
COMPANY STOCK PERFORMANCE GRAPH	13
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	13
TRANSACTIONS WITH MANAGEMENT AND OTHERS	14
SELECTION OF AUDITORS	14
STOCKHOLDER NOMINATIONS FOR BOARD MEMBERSHIP AND OTHER PROPOSALS FOR 2005 ANNUAL MEETING	15
ADDITIONAL INFORMATION AND OTHER MATTERS	15
APPENDIX A—Audit Committee Charter	A-1
APPENDIX B—Compensation Committee Charter	B-1
APPENDIX C—Nominating Committee Charter	C-1
APPENDIX D—Code of Business Conduct and Ethics	D-1

i

P & F INDUSTRIES, INC.
300 Smith Street
Farmingdale, New York 11735

PROXY STATEMENT

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of P & F Industries, Inc. (the "Company") to be used at the meeting of stockholders of the Company (the "Annual Meeting") to be held on Wednesday, May 26, 2004 at 10:00 A.M., at the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, New York, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of Annual Meeting of Stockholders. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time before it is exercised, either in person at the Annual Meeting or by written notice or by a duly executed proxy, bearing a later date, sent to the Secretary of the Company. The Company anticipates mailing this proxy statement and the accompanying proxy to stockholders on or about April 26, 2004.

        As of April 16, 2004, there were 3,516,631 shares of the Company's Class A Common Stock, $1.00 par value (the "Class A Common Stock"), outstanding. Each share of Class A Common Stock is entitled to one vote. Only holders of record of Class A Common Stock at the close of business on April 16, 2004 will be entitled to notice of, and to vote at, the Annual Meeting. The Company will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, directors, officers and regular employees of the Company (who will not be specifically compensated for such service) may solicit proxies by telephone or otherwise.

        All proxies received pursuant to this solicitation will be voted, except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, such proxies will be voted in accordance with such specification. If no instructions are given, the persons named in the proxies solicited by the Board of Directors of the Company intend to vote for the nominees for election as directors of the Company set forth herein and for the confirmation of the appointment of BDO Seidman, LLP as independent certified public accountants of the Company for the fiscal year ending December 31, 2004. If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, the shares represented by the proxy will be voted with respect thereto in the discretion of the person or persons holding such proxy.

        For purposes of determining whether a proposal has received the required number of votes for approval, abstentions will be included in the vote totals with the result that an abstention will have the same effect as a negative vote. In instances where nominee recordholders, such as brokers, are prohibited from exercising discretionary authority for beneficial owners of shares of Class A Common Stock who have not returned a proxy ("broker non-votes"), those shares of Class A Common Stock will not be included in the vote totals and, therefore, will have no effect on the vote. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

ELECTION OF DIRECTORS

        As permitted by Delaware law, the Board of Directors is divided into three classes, the classes being divided as equally as possible and each class having a term of three years. Each year the term of office of one class expires. A director elected to fill a vacancy, including a vacancy resulting from an increase in the number of directors constituting the Board of Directors, serves for the remaining term of the class in which the vacancy exists. The Board of Directors presently consists of ten members, with two classes consisting of three directors and one class consisting of four directors.

        During 2004, the term of a class consisting of three directors expires. Management proposes that Messrs. Richard A. Horowitz, Alan I. Goldberg and Robert M. Steinberg, whose terms of office expire in 2004, be re-elected as directors to serve for terms to expire at the 2007 Annual Meeting of Stockholders. Unless otherwise indicated, the enclosed proxy will be voted for the election of such nominees. Should any of these nominees become unable to serve for any reason or, for good cause, will not serve, which is not anticipated, the Board of Directors may, unless the Board of Directors by resolution provides for a lesser number of directors, designate substitute nominees, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee or nominees.

        Directors will be elected by the plurality vote of the holders of the Class A Common Stock entitled to vote at the Annual Meeting and present in person or by proxy.

The Board of Directors Unanimously Recommends that Stockholders Vote FOR the Foregoing Nominees.

Information as to Directors and Nominees for Directors

        Set forth below is the name and age of each nominee for director and each director currently in office and whose term continues, his principal occupation, the year each became a director of the Company and a description of his principal occupation for the past five years. The information set forth below is as of April 27, 2004.

Name	Age	Served as Director Continuously Since
Nominees to Serve in Office Until 2007 Annual Meeting of Stockholders:
Richard A. Horowitz	54	1975
Alan I. Goldberg	54	1998
Robert M. Steinberg	61	2000
Directors to Continue in Office Until 2006 Annual Meeting of Stockholders:
Jeffrey D. Franklin	50	2004
Sidney Horowitz	84	1962
Dennis Kalick	52	1997
Directors to Continue in Office Until 2005 Annual Meeting of Stockholders:
Robert L. Dubofsky	64	1990
Mitchell A. Solomon	44	2004
Neil Novikoff	50	1998
Marc A. Utay	44	1992

        Richard A. Horowitz has been Chairman of the Board of Directors and Chief Executive Officer of the Company since November 1995 and has been President of the Company since 1986.

        Alan I. Goldberg has been President of Larkspur America, Inc., a real estate investment company, since 1999. From 1977 until 1999, Mr. Goldberg was President of About Sportswear, Inc., an apparel manufacturer.

        Robert M. Steinberg has been Chief Executive Officer of Xtra Card Services, Inc., a healthcare services company, since June 2000. Mr. Steinberg served as President and Chief Operating Officer of Reliance Group Holdings, Inc. from January 1997 until November 1999. Mr. Steinberg served as Chairman of the Board and Chief Executive Officer of Reliance Insurance Company from 1984 to November 1999 and served as Vice Chairman of Reliance Insurance Company from November 1999 until July 2000. On June 11, 2001, Reliance Group Holdings, Inc. filed a voluntary petition for relief under Chapter 11, Title 11, United States Code, in the Bankruptcy Court for the Southern District of New York. On January 25, 2001, Reliance Insurance Company consented to the entry of an Order of Supervision pursuant to which it was placed under supervision of the Insurance Commissioner of the Commonwealth of Pennsylvania.

        Jeffrey D. Franklin has been a Vice President and the Chief Financial Officer of Executive Charge Inc., a company providing billing and administrative services for affiliated corporations in the transportation, package delivery, radio communications and real estate management industries, for more than the past five years. Mr. Franklin is a Certified Public Accountant licensed in the State of New York.

        Sidney Horowitz has been Chairman Emeritus of the Board of Directors since November 1995 and was Chairman of the Board of Directors and Chief Executive Officer of the Company from 1968 to November 1995. Sidney Horowitz is the father of Richard A. Horowitz.

        Dennis Kalick has been engaged in the private practice of providing accounting, tax and estate planning services with Dennis Kalick & Associates, Inc. (or a predecessor firm) since 1973.

        Robert L. Dubofsky has been Managing Director of BWD Group LLC (formerly Blumencranz, Klepper, Wilkins & Dubofsky, Ltd.), an insurance brokerage group, since April 1992.

        Mitchell A. Solomon has been President of EBY Electro, Inc., a manufacturer of electric and electronic connectors and power supplies, for more than the past five years.

        Neil Novikoff has been a partner in the law firm of Willkie Farr & Gallagher for more than the last five years.

        Marc A. Utay has been a Managing Partner of Clarion Capital Partners, LLC, a private equity firm, since October 1999. From May 1993 until October 1999, Mr. Utay was a Managing Director of Wasserstein Perella Co., Inc., an investment banking firm.

Meetings and Committees of the Board of Directors

        During 2003, the Board of Directors held four meetings. No director attended fewer than 75% of the total number of meetings of the Board of Directors and all committees on which he served. During 2003, the Board of Directors had an Audit Committee and a Stock Option Committee. On March 9, 2004, the Board of Directors created a Compensation Committee and a Nominating Committee. The current members of the Compensation Committee are Messrs. Solomon (Chairman) and Goldberg and the current members of the Nominating Committee are Messrs. Goldberg (Chairman) and Dubofsky.

        During 2003, the members of the Audit Committee were Messrs. Dubofsky, Goldberg and Kalick and the members of the Stock Option Committee were Messrs. Goldberg and Kalick. The current members of the Audit Committee are Messrs. Franklin (Chairman), Goldberg and Solomon and the current members of the Stock Option Committee are Messrs. Franklin and Goldberg. Each member of the Audit Committee has been determined by the Board of Directors to meet the standards for independence required of audit committee members by the NASDAQ listing standards and applicable Securities and Exchange Commission ("SEC") rules. For more information on the NASDAQ standards for independence, see "Corporate Governance—Director Independence" in this Proxy Statement. The Board of Directors has further determined that (i) all members of the Audit Committee are able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement, and (ii) Jeffrey D. Franklin is an audit committee financial expert within the meaning of applicable SEC rules. The Audit Committee appoints the Company's independent auditors, reviews the overall scope and the results of the Company's annual audit and reviews the Company's overall internal controls. During 2003, the Audit Committee held five meetings, four of which were attended by the Company's independent auditors, to discuss the scope and results of the annual audit, quarterly reviews and issues of accounting policy and internal controls. The Stock Option Committee administers the Company's 2002 Stock Incentive Plan. The Stock Option Committee did not meet during 2003.

Director Compensation

        During 2003, each director who was not an employee of the Company or any of its subsidiaries received an annual retainer fee of $3,500 plus $1,250 for each meeting of the Board of Directors or Audit Committee attended, except that no Audit Committee meeting fees were paid for meetings held in conjunction with a Board of Directors meeting. Upon election to the Board of Directors, each director who is not an employee of the Company receives an option to purchase 2,000 shares of Class A Common Stock. Directors who are also officers of the Company are not compensated for their duties as directors.

Board of Directors' Affiliations

        Mr. Novikoff is a Partner in the law firm of Willkie Farr & Gallagher, which provided legal services to the Company during 2003.

CORPORATE GOVERNANCE

        The Company operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance. In July, 2002, Congress passed the Sarbanes-Oxley Act of 2002, which, among other things, established, or provided the basis for, a number of new corporate governance standards and disclosure requirements. In addition, the NASDAQ has recently adopted changes to its corporate governance and listing requirements.

Director Independence

        The standards relied upon by the Board of Directors in affirmatively determining whether a director is "independent," in compliance with NASDAQ rules, are comprised, in part, of those objective standards set forth in the NASDAQ rules, which generally provide that the following persons shall not be considered independent: (a) a director who is, or at any time during the past three years was, employed by the company or a parent or subsidiary of the company; (b) a director who accepted or who has a family member (defined as a person's spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person's home) who accepted any payments from the company or any parent or subsidiary of the company in excess of $60,000 during the current or any of the past three years (other than certain permitted payments); (c) a director who is a family member of an individual who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company as an executive officer; (d) a director who is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more (other than certain permitted payments); (e) a director of the listed company who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the listed company serve on the compensation committee of such other entity; or (f) a director who is, or has a family member who is, a current partner of the company's outside auditor, or was a partner or employee of the company's outside auditor who worked on the company's audit at any time during any of the past three years. In addition to these objective standards and in compliance with NASDAQ rules, no director will be considered independent who has a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors exercises appropriate discretion in identifying and evaluating any such relationship.

        The Board of Directors, in applying the above-referenced standards and after considering all of the relevant facts and circumstances, has affirmatively determined that the Company's current "independent" directors are: Robert L. Dubofsky, Jeffrey D. Franklin, Alan I Goldberg, Mitchell A. Solomon, Robert M. Steinberg, Neil Novikoff and Marc A. Utay.

Independent Directors

  •
  A majority of the members of the Company's Board of Directors have been determined to meet the NASDAQ's standards for independence. See "Director Independence" above.

  •
  The Company's independent directors shall hold annually at least two formal meetings independent from management. The independent directors will choose a director to preside at non-management sessions of the Board of Directors.

Audit Committee

  •
  All members of the Audit Committee have been determined to meet the standards of independence required of audit committee members by the NASDAQ and applicable SEC rules. See "Director Independence" above.

  In accordance with the rules and regulations of the SEC, the above paragraph regarding the independence of the members of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C of the Securities Exchange Act of 1934 (the "Exchange Act") or to the liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other filed document.

  •
  The Board of Directors has determined that Jeffrey D. Franklin is an audit committee financial expert within the meaning of applicable SEC rules.

  •
  BDO Seidman, LLP, the Company's independent auditors, reports directly to the Audit Committee.

  •
  The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the Company's independent auditors prior to the filing of officers' certifications with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal control over financial reporting.

  •
  The Audit Committee has adopted procedures for the receipt, retention and treatment of complaints by Company employees regarding the Company's accounting, internal accounting controls or auditing matters.

  •
  The Audit Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance. The charter is reproduced as Appendix A to this Proxy Statement. Copies of the charter can be obtained free of charge from the Company's Web site at www.pfina.com.

Compensation Committee

  •
  All members of the Compensation Committee have been determined to meet the NASDAQ standards for independence. See "Director Independence" above. Further, each member of the Compensation Committee is a "Non-Employee Director" as defined in Rule 16b-3 under the Exchange Act.

  •
  The Compensation Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance. The charter is reproduced as Appendix B to this Proxy Statement. Copies of the charter can be obtained free of charge from the Company's Web site at www.pfina.com.

Nominating Committee

  •
  All members of the Nominating Committee have been determined to meet the NASDAQ standards for independence. See "Director Independence" above.

  •
  The Nominating Committee recommends to the Board of Directors as director nominees individuals of established personal and professional integrity, ability and judgment, who are chosen with the primary goal of ensuring that the entire Board of Directors collectively serves the interests of the Company's stockholders. Due consideration is given to assessing the qualifications of potential nominees and any potential conflicts with the Company's interests. The Nominating Committee also assesses the contributions of the Company's incumbent directors in connection with their potential re-nomination. In identifying and recommending director nominees, the Committee members take into account such factors as they determine appropriate, including recommendations made by the Board of Directors.

  Once the Nominating Committee has identified prospective nominees, background information is elicited about the candidates, following which they are interviewed and evaluated by the Committee, which then reports to the Board of Directors.

  •
  The Nominating Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance. The charter is reproduced as Appendix C to this Proxy Statement. Copies of the charter can be obtained free of charge from the Company's Web site at www.pfina.com.

        The Nominating Committee does not consider individuals nominated by stockholders for election to the Board. However, the Company's By-Laws provide that, subject to the rights of the holders of any class or series of stock having a preference over the Class A Common Stock as to dividends or upon liquidation, nominations for the election of directors may be made by any stockholder entitled to vote for the election of directors. Any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such stockholder's intent to make such nomination is given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company at the Company's principal place of business (300 Smith Street, Farmingdale, New York 11735) not later than (i) with respect to an election to be held at an annual meeting of stockholders, not more than 180 or less than 120 days in advance of the date of the Company's proxy statement released to stockholders in connection with the previous year's annual meeting; and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth: (a) the name and address as they appear in the Company's books of the stockholder who intends to make the nomination;

(b) the name and address of the person or persons to be nominated; (c) a representation of the stockholder listing the class and number of shares of stock of the Company beneficially held by him or her and that he or she intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (d) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (e) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to Schedule 14A of the Exchange Act had each nominee been nominated, or intended to be nominated, by the Board of Directors; and (f) the consent of each nominee to serve as a director of the Company if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. See "Stockholder Nominations for Board Membership and Other Proposals for 2005 Annual Meeting."

Code of Business Conduct and Ethics

  •
  The Company has adopted a Code of Business Conduct and Ethics, which is designed to help officers, directors and employees resolve ethical issues in an increasingly complex business environment. The Code of Business Conduct and Ethics is applicable to all of the Company's officers, directors and employees, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller and other persons performing similar functions. The Code of Business Conduct and Ethics covers topics, including but not limited to, conflicts of interest, confidentiality of information and compliance with laws and regulations.

  •
  Waivers from the Code of Business Conduct and Ethics are discouraged. Any waivers from the Code of Business Conduct and Ethics that relate to the Company's directors and executive officers must be approved by the Board of Directors, and will be posted on the Company's Web site at www.pfina.com.

  •
  The Code of Business Conduct and Ethics is reproduced as Appendix D to this Proxy Statement. Copies of the Code can be obtained free of charge from the Company's Web site at www.pfina.com.

Directors' Attendance at Annual Meetings of Stockholders

        It is the policy of Company's Board of Directors to expect that all directors attend annual meetings of stockholders except where the failure to attend is due to unavoidable circumstances or conflicts discussed in advance by the director with the Chairman of the Board. All members of the Board of Directors who were then directors attended the Company's 2003 Annual Meeting of Stockholders.

Communication With the Board of Directors

        Any stockholder or interested party who wishes to communicate with the Board of Directors, or specific individual directors, including the Chairman of the non-management directors or the non-management directors as a group, may do so by directing a written request addressed to such directors or director in care of the Chairman of the Nominating Committee, P&F Industries, Inc., 300 Smith Street, Farmingdale, New York 11735. Communication(s) directed to members of the Board of Directors who are not non-management directors will be relayed to the intended Board member(s) except to the extent that it is deemed unnecessary or inappropriate to do so pursuant to the procedures established by a majority of the independent directors. Communications directed to non-management directors will be relayed to the intended Board member(s) except to the extent that doing so would be contrary to the instructions of the non-management directors. Any communication so withheld will nevertheless be made available to any non-management director who wishes to review it.

OWNERSHIP OF EQUITY SECURITIES

        The following table sets forth the beneficial ownership of Class A Common Stock as of April 16, 2004, including shares as to which a right to acquire ownership within 60 days exists (for example, through the exercise of stock options) within the meaning of Rule 13d-3(d)(1) under the Exchange Act, by (i) each director and nominee for director, (ii) the executive officers listed in the Summary Compensation Table (Richard A. Horowitz and Joseph A. Molino, Jr. are the only executive officers of the Company), (iii) each person known by the Company to be the beneficial owner of more than 5% of the Class A Common Stock and (iv) all directors and executive officers as a group. Except as indicated in the applicable footnotes, each beneficial owner listed has sole voting power and sole investment power over the shares of Class A Common Stock indicated. Except as indicated in the applicable footnotes, the address of each beneficial owner is in the care of the Company, 300 Smith Street, Farmingdale, New York 11735.

Name and Address of Beneficial Owner	Amount and Nature Beneficial Ownership		Percent of Class
Robert L. Dubofsky	22,000	(1)(2)	*
Alan I. Goldberg	2,300	(2)	*
Sidney Horowitz	264,731	(2)(3)(4)	7.5
Richard A. Horowitz	1,299,841	(5)	34.3
Dennis Kalick	2,000	(2)	*
Joseph A. Molino, Jr.	40,500	(6)	1.1
Neil Novikoff	2,000	(2)	*
Marc A. Utay	72,000	(2)	2.0
Robert M. Steinberg	2,000	(2)	*
FMR Corp.	359,300	(7)	10.2
Steel Partners II L.P	351,085	(8)	10.0
Lawndale Capital Management, LLC	415,579	(9)	11.8
All directors and executive officers as a group (9 persons)	1,707,372	(10)	44.5

*
Less than 1%.

(1)
Includes 5,000 shares owned by his child.

(2)
Includes 2,000 shares issuable upon the exercise of stock options.

(3)
The address of Sidney Horowitz is 20596 Links Circle, Boca Raton, Florida 33434.

(4)
Includes 99,988 shares owned by Grace Horowitz, wife of Sidney Horowitz, individually and as trustee for their daughter, and 400 shares owned by The Sidney and Grace Horowitz Foundation. Sidney Horowitz disclaims beneficial ownership of the 99,988 shares owned by Grace Horowitz individually and as Trustee for the daughter of Grace Horowitz and Sidney Horowitz. Also includes 2,000 shares issuable upon the exercise of stock options.

(5)
Includes (i) 660,200 shares owned by The Estate of Linda Horowitz, (ii) 22,200 shares owned jointly by Richard A. Horowitz and his daughter, and (iii) 10,000 shares owned by The Linda and Richard Horowitz Foundation. Mr. Horowitz is the executor of The Estate of Linda Horowitz. Also includes 268,502 shares issuable upon the exercise of stock options.

(6)
Includes 40,000 shares issuable upon the exercise of stock options. Joseph A. Molino, Jr. has been Vice President and Chief Financial Officer of the Company since December 1997. From July 1990 until November 1997, Mr. Molino was chief financial officer of several small private manufacturing and service companies.

(7)
Information obtained from a Schedule 13G, dated June 11, 2001, filed with the Securities and Exchange Commission by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson. FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson each have sole power to dispose or to direct the disposition of all shares held. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

(8)
Information obtained from a Schedule 13D, dated January 8, 2002, filed with the Securities and Exchange Commission by Steel Partners II, L.P. and Warren Lichtenstein and a Form 4, dated January 9, 2003, filed by Steel Partners II, L.P. with the Securities and Exchange Commission. According to the Schedule 13D, Steel Partners II, L.P. and Warren Lichtenstein have sole voting and sole dispositive power over all shares held. The address of Steel Partners II, L.P. is 750 Lexington Avenue, 27th Floor, New York, New York 10022.

(9)
Information obtained from a Schedule 13G, dated February 4, 2004, filed with the Securities and Exchange Commission by Lawndale Capital Management, LLC, Andrew E. Shapiro, Diamond A Partners, L.P. and Diamond A Investors, L.P. Lawndale Capital Management, LLC shares voting and dispositive power with Andrew E. Shapiro with respect to 415,579 shares, Diamond A Partners, L.P. with respect to 345,950 shares and Diamond A Investors, L.P. with respect to 69,629 shares. The address of each of the foregoing entities is 591 Redwood Highway, Suite 2345, Mill Valley, California 94941.

(10)
Includes 322,502 shares issuable upon the exercise of stock options.

EXECUTIVE COMPENSATION

        The following table sets forth all cash and non-cash compensation for each of the past three fiscal years awarded to or earned by the Chairman of the Board and Chief Executive Officer and the other executive officer whose aggregate compensation exceeded $100,000.

Summary Compensation Table

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation($)		Securities Underlying Options/SARs(#)	All Other Compensation($)(1)
Richard A. Horowitz Chairman of the Board and Chief Executive Officer	2003 2002 2001	760,000 710,000 675,000	580,276 634,518 298,977	— 89,163 —	(2)	— 150,000 —	14,800 32,450 28,781
Joseph A. Molino, Jr. Vice-President and Chief Financial Officer	2003 2002 2001	245,000 230,000 220,000	122,178 153,069 64,995	— — —		— 20,000 —	14,800 14,800 12,400

(1)
During 2002 and 2001, the Company maintained a split-dollar life insurance policy on the life of Mr. Richard Horowitz and paid $908 and $864 allocated to the term portion of the split-dollar coverage for 2002 and 2001, respectively. The actuarial equivalent of the value of the premium paid by the Company for 2002 and 2001, based on certain assumptions regarding interest rates and periods of coverage, was $16,742 and $15,517, respectively.

  Mr. Horowitz and Mr. Molino are covered by a Company-sponsored defined contribution retirement plan (the "Plan"). The Plan covers all eligible employees of the Company who do not receive retirement benefits under a collective bargaining agreement. Contributions made on behalf of Mr. Horowitz were $14,800, $14,800 and $12,400 for 2003, 2002 and 2001, respectively.

  Contributions made on behalf of Mr. Molino were $14,800, $14,800 and $12,400 for 2003, 2002 and 2001, respectively.

(2)
On July 12, 2002, the Stock Option Committee approved a special grant of 12,774 shares of Class A Common Stock to Mr. Horowitz as additional compensation.

Option/SAR Grants in Last Fiscal Year

        No stock options were granted during the fiscal year ended December 31, 2003 to the executive officers named in the Summary Compensation Table.

        The following table shows the number and value of unexercised options held by the executive officers named in the Summary Compensation Table as of December 31, 2003. Neither of the executive officers named in the Summary Compensation Table exercised any options during the last fiscal year.

Aggregated Option/SAR Exercises in Last Fiscal Year
and Fiscal Year End Option/SAR Values

	Number of Securities Underlying Unexercised Options/SAR's at Fiscal Year-End (#)	Value of Unexercised In-the-Money Options/SAR's at Fiscal Year-End ($)
Name	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Richard A. Horowitz	251,836 / 66,664	457,237 / 143,328
Joseph A. Molino, Jr.	40,000 / 0	63,750 / 0

Employment Agreement with Executive Officer

        Effective as of May 30, 2001, the Company entered into an employment agreement (the "Horowitz Employment Agreement") with Richard A. Horowitz. The Horowitz Employment Agreement provides for Richard Horowitz to serve as President of the Company for a term expiring on May 30, 2008, unless sooner terminated pursuant to the provisions of the Horowitz Employment Agreement. Pursuant to the Horowitz Employment Agreement, Richard Horowitz will receive a minimum annual salary of $675,000. Mr. Horowitz is also eligible to receive such increases in base compensation as the Board of Directors may from time to time grant to him and to receive such bonuses as the Board of Directors, in its discretion, may allocate to him. Mr. Horowitz will receive an annual salary of $820,000 for the year ending December 31, 2004. In the event of a "discharge" following a "change in control" of the Company (as each term is defined in the Horowitz Employment Agreement) Richard Horowitz will receive his annual salary and all benefits to which he is entitled under the Horowitz Employment Agreement for the remainder of the term thereof or a lump sum severance allowance in an amount equal to 2.99 times his "annualized includable compensation for the base period" (as defined in the Internal Revenue Code of 1986, as amended).

REPORT ON EXECUTIVE COMPENSATION

        Prior to the creation of the Compensation Committee on March 12, 2004, the Company did not have a compensation committee and the Board of Directors reviewed the annual compensation of the Company's executive officers. Each executive officer's compensation includes base salary and a performance bonus. The Company also seeks to incentivise and reward its executive officers and to align their financial interests with those of the Company's stockholders through equity awards under the Company's 2002 Stock Incentive Plan.

        In determining the executive officers' base salary for the ensuing fiscal year, the Board of Directors considers each individual officer's prior job performance and level of responsibility, prior years' compensation, number of years of employment with the Company and the rate of inflation. Mr. Horowitz's and Mr. Molino's base salary increased by 7% for 2003. These increases were based on a subjective evaluation of the performance of Mr. Horowitz and Mr. Molino during the prior year.

        In 2001, the Company established the P&F Industries, Inc. Executive Incentive Bonus Plan (the "Incentive Bonus Plan"). Pursuant to the Incentive Bonus Plan, each participant is entitled to a cash bonus based upon a percentage of the pre-tax profits of the Company for an award period as set forth in the Incentive Bonus Plan. For the year ended December 31, 2003, Messrs. Horowitz and Molino were awarded bonuses of $580,276 and $122,178, respectively, under the Incentive Bonus Plan.

        The Stock Option Committee periodically grants stock options to executive officers and other key employees as part of the Company's overall executive compensation program. When granting options to executive officers, the Stock Option Committee considers the total number of shares available under the Company's 2002 Stock Incentive Plan, the number of options previously granted to such officers and Company and individual performance. However, no specific corporate or individual performance factors are used. During 2003, no options were granted by the Stock Option Committee.

        The Board of Directors believes that in order to compete effectively with other similarly situated companies in the acquisition and retention of top executive talent, the Company must have the flexibility to pay compensation that may not be fully deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended. During 2003, Mr. Horowitz's cash compensation exceeded the deductible amount.

Members of the Board of Directors
JEFFREY D. FRANKLIN ALAN I. GOLDBERG ROBERT L. DUBOFSKY RICHARD A. HOROWITZ (Chairman) SYDNEY HOROWITZ	DENNIS KALICK MITCHELL A. SOLOMON ROBERT M. STEINBERG NEIL NOVIKOFF MARC A. UTAY

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

        The Audit Committee of the Board of Directors of P&F Industries, Inc. is composed of three independent directors appointed by the Board of Directors (each of whom is independent under the NASDAQ and applicable SEC rules) and operates under a written charter adopted by the Board of Directors on March 9, 2004. During 2003, the members of the Audit Committee were Messrs. Dubofsky, Goldberg and Kalick. The current members of the Audit Committee are Messrs. Franklin (Chairman), Goldberg and Solomon.

        Management is responsible for the Company's internal accounting and financial controls, the financial reporting process and the internal audit function. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes and report its findings to the full Board of Directors.

        In this context, the Audit Committee has met and held discussions separately, and jointly, with each of management and the Company's independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. In addition, the Audit Committee discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services provided by the independent auditors with the auditors' independence.

(1)
This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

        Based on the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the SEC.

        Jeffrey D. Franklin (Chairman)
        Alan I. Goldberg
        Mitchell A. Solomon

COMPANY STOCK PERFORMANCE GRAPH

        The following performance graph compares the five-year cumulative return of the Class A Common Stock to the total returns of the Nasdaq Stock Market (U.S.A.) Index and a composite group comprised of companies with approximately the same market capitalization as the Company at December 31, 1998. Such composite group was used because the Company, through its four subsidiaries, engages in several different lines of businesses and an applicable peer group does not exist. In addition to the Company, the following companies are included in the index: 4 Kids Entertainment, Inc., Driver Harris Co. Inc., Energy West, Inc., Halsey Drug Corp., Harris & Harris Group, Inc., Presidential Realty Corp., TSR, Inc. and Wendi-Bristol Health Corp. Each case assumes a $100 investment on December 31, 1998 and reinvestment of any dividends. Cumulative returns are at December 31 of each year.

FIVE YEAR CUMULATIVE TOTAL RETURNS

Total Returns assume dividends reinvested on ex-date
Fiscal Year ending December 31.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Class A Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during, or in respect of, the fiscal year ended December 31, 2003.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

        The Company and Sidney Horowitz are parties to a Consulting Agreement, which will terminate on October 31, 2006, pursuant to which Mr. Horowitz receives $75,000 in annual consulting fees.

SELECTION OF AUDITORS

        The Audit Committee has selected BDO Seidman, LLP as independent certified public accountants for the Company, to audit and report upon the Company's consolidated financial statements for the 2004 fiscal year, and the Board of Directors is submitting this matter to the stockholders for their ratification. The affirmative vote of a majority of the shares of Class A Common Stock present or represented and entitled to vote on the proposal at the Annual Meeting is required for the ratification of the selection of BDO Seidman, LLP. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting, to make a statement if they desire to do so and to be available to respond to appropriate questions that may be asked by stockholders.

        The following table sets forth the fees paid to BDO Seidman, LLP for professional services for each of the two fiscal years ended December 31, 2003 and December 31, 2002:

	2003	2002
Audit Fees	$247,500	$195,500
Audit-Related Fees	12,525	6,500
Tax Fees	74,720	34,685
All Other Fees	—	26,700

	$334,745	$263,385

        Audit fees include fees billed for (a) the audit of P&F Industries, Inc. and its consolidated subsidiaries, (b) the review of quarterly financial information, (c) the issuance of consents in various filings with the SEC and (d) attendance at Audit Committee meetings.

        Audit-Related Fees include fees billed for (a) consultation on accounting matters, (b) employee benefit plans and (c) assistance in preparing for Section 404 reporting pursuant to the Sarbanes-Oxley Act of 2002.

        Tax Fees include fees billed for consulting on tax planning matters.

        The Audit Committee negotiates the annual audit fee directly with the Company's independent auditors. The Audit Committee has also established pre-approved services for which the Company's management can engage the Company's independent auditors. Any work in addition to these pre-approved services in a quarter requires the advance approval of the Audit Committee. The Audit Committee considers whether the provision of permitted non-audit services is compatible with maintaining BDO Seidman, LLP's independence. On a regular basis, all services under arrangements not in existence on May 6, 2003 were pre-approved by the Audit Committee.

The Board of Directors Unanimously Recommends that Stockholders Vote
FOR Approval of the Selection of BDO Seidman, LLP as
Independent Certified Public Accountants.

STOCKHOLDER NOMINATIONS FOR BOARD MEMBERSHIP
AND OTHER PROPOSALS FOR 2005 ANNUAL MEETING

        It is anticipated that the next Annual Meeting after the one scheduled for May 26, 2004 will be held on or about May 25, 2005. The Company's By-Laws require that, for nominations of directors or other business to be properly brought before an Annual Meeting, written notice of such nomination or proposal for other business must be furnished to the Company. Such notice must contain certain information concerning the nominating or proposing stockholder and information concerning the nominee and must be furnished by the stockholder (who must be entitled to vote at the meeting) to the Secretary of the Company, in the case of the Annual Meeting to be held in 2005, no earlier than October 30, 2004 and no later than December 29, 2004. A copy of the applicable provisions of the By-Laws may be obtained by any stockholder, without charge, upon written request to the Secretary of the Company at the address set forth below.

        Since the Company did not receive timely notice of any stockholder proposal for the 2004 Annual Meeting, it will have discretionary authority to vote on any stockholder proposals presented at such Meeting.

        In addition to the foregoing, and in accordance with the rules of the SEC, in order for a stockholder proposal, relating to a proper subject, to be considered for inclusion in the Company's proxy statement and form of proxy relating to the Annual Meeting to be held in 2005, such proposal must be received by the Secretary of the Company by December 29, 2004 in the form required under and subject to the other requirements of the applicable rules of the SEC. If the date of the Annual Meeting to be held in 2005 is changed to a date more than 30 days earlier or later than May 26, 2005, the Company will inform the stockholders in a timely fashion of such change and the date by which proposals of stockholders must be received for inclusion in the proxy materials. Any such proposal should be submitted by certified mail, return receipt requested, or other means, including electronic means, that allow the stockholder to prove the date of delivery.

ADDITIONAL INFORMATION AND OTHER MATTERS

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 (WITHOUT EXHIBITS) AS FILED WITH THE SEC MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE COMPANY, 300 SMITH STREET, FARMINGDALE, NEW YORK 11735; ATTENTION: SECRETARY OF THE COMPANY.

        Management of the Company is not aware of any matters to be presented for action at the Annual Meeting other than the matters mentioned above, and does not intend to bring any other matters before the Annual Meeting. However, if any other matters should come before the Annual Meeting, it is intended that the holders of the proxies will vote them in their discretion.

                      By order of the Board of Directors,

                      JOSEPH A. MOLINO, JR.
                       Secretary

Date: April 27, 2004

Appendix A

P&F INDUSTRIES, INC.
AUDIT COMMITTEE CHARTER

Purpose

        The Audit Committee (the "Audit Committee") of the Board of Directors of P&F Industries, Inc. (the "Company") is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities relating to (i) corporate accounting, disclosure and financial reporting processes and practices and legal and regulatory compliance of the Company, (ii) the quality and integrity of the Company's financial statements and (iii) the qualifications, independence and performance of the Company's internal audit function and independent auditors.

Organization

        The Audit Committee shall be comprised of not less than three members of the Board of Directors who shall meet the compensation, independence, experience, financial expertise and other requirements of the National Association of Securities Dealers, Inc. (the "NASD") and applicable federal and state securities laws and regulations. The members of the Audit Committee shall be appointed by the Board of Directors from time to time after considering the recommendation of the Company's Nominating Committee and upon a determination by the Board of Directors that the nominees meet all required qualifications for Audit Committee membership. The members of the Audit Committee may be removed by the Board of Directors. The Nominating Committee will recommend to the Board of Directors, and the Board of Directors will designate, the Chairman of the Committee.

Committee Authority and Responsibilities

        The Audit Committee will maintain flexible policies and procedures and meeting schedules, consistent with the requirements of this Charter and the Company's by-laws, to enable the Audit Committee to react to changing circumstances and provide that the Company's accounting, disclosure and reporting practices are in accordance with applicable legal and regulatory requirements. The Chairman of the Audit Committee may call meetings during the year as necessary, but shall call a meeting at least once each fiscal quarter.

        The Committee will provide for free and open communication between the Committee and the Company's directors, independent auditors, internal auditors and management.

        Both the Company's internal auditors and independent auditors are ultimately accountable to the Board of Directors and the Audit Committee as representatives of the Company's shareholders.

        The Audit Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment, compensation, evaluation and oversight of the work (including resolution of disagreements between management and the auditor regarding financial reporting) of the Company's independent auditors for the purpose of preparing or issuing an audit report or related work. The Audit Committee shall have sole responsibility for engaging or terminating the relationship with the Company's independent auditors and the independent auditors shall report directly to the Audit Committee. The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of fees and expenses to the independent auditors for the purpose of rendering an audit report.

        The Audit Committee has authority to retain special legal, accounting or other consultants to advise the Audit Committee as the Audit Committee may determine appropriate. The Audit Committee may require any officer or employee of the Company or the Company's legal counsel or independent auditors to attend Audit Committee meetings or to meet with any members of, or consultants to, the Audit Committee. The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for payment of all fees and expenses to any advisors employed by the Audit Committee pursuant to its authority under this Charter or applicable law or regulations.

        The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, as well as the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters.

        To the extent not inconsistent with its obligations and responsibilities, the Audit Committee may form subcommittees and delegate authority hereunder as it deems appropriate.

        The Audit Committee shall make regular reports to the Board of Directors.

        In carrying out its duties and responsibilities, the Audit Committee shall:

  •
  Review and assess the adequacy of this Charter annually and submit any recommended changes to the Board of Directors for approval, including changes necessary to satisfy any applicable requirements of the NASD and any other legal or regulatory requirements.

  •
  Appoint and engage independent auditors that meet NASD and applicable securities law and regulatory requirements to audit the audited financial statements of the Company and its subsidiaries and the Company's employees benefit plans.

  •
  Review written statements from the independent auditors delineating all non-audit relationships between the independent auditors and the Company, review with the independent auditors the effect of any disclosed relationships or services on objectivity and independence of the independent auditors, take appropriate action to ensure the independence of the appointed independent auditors and approve the compensation arrangements and proxy statement disclosures of compensation, fees and expenses paid to the independent auditors.

  •
  Receive and review, at least annually, a report by the independent auditors describing (i) the auditor's internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by a governmental or professional authority involving one or more independent audits carried out by the auditors in the preceding five years and any steps or procedures taken to deal with any such issues.

  •
  Approve in advance, as a Committee of the whole or by delegation of authority to one or more members of the Committee, any permitted non-audit services performed by the Company's independent auditors, including tax services, and cause such approval to be disclosed in the Company's periodic filings as required by applicable regulations.

  •
  Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 and other applicable laws and regulatory requirements relating to the conduct of the audit.

  •
  Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the upcoming year and the audit procedures to be used and at the conclusion of the year review such audit, including any comments or recommendations of the independent auditors.

  •
  Review with the Company's independent auditors, internal auditors, and financial and accounting personnel the adequacy and effectiveness of the internal controls and disclosure controls and procedures of the Company, and elicit any recommendations for the improvement of such internal controls and disclosure controls and procedures or particular areas where new or more detailed controls and procedures are desirable.

  •
  Review the internal audit function of the Company, including its organizational structure, authority and independence of reporting obligations, department budget, qualification of personnel and the proposed audit plans for the coming year, and the coordination of such plans with the outside auditors. Review and concur with the appointment, reassignment or dismissal of the director of the Company's internal audit function.

  •
  Receive, review and discuss with the Company's independent auditors, and internal auditor as appropriate: (i) a summary of significant findings from completed internal audits, together with management's response, and periodic progress reports, with explanation for any deviations from the original plan; (ii) all critical accounting policies and practices to be used; (iii) all alternative treatments of financial information within GAAP (generally accepted accounting principles) that have been discussed with management; (iv) ramifications of alternative disclosures and treatments, and the treatment preferred by the auditors; and (v) other material written communications between the independent auditors and management.

  •
  Review and discuss: (i) significant financial risks; (ii) the financial statements; (iii) the Company's Management's Discussion and Analysis of Financial Condition and Results of Operations for the relevant period and draft earnings press releases with management and the independent auditors, prior to the issuance thereof or the filing or distribution thereof to shareholders; and (iii) financial information and earnings guidance, if any, provided to analyst and rating agencies. Among the items to be discussed are: (i) accounting principles, practices and judgments; (ii) whether the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders; and (iii) any changes in accounting principles.

  •
  Provide sufficient opportunity for the Committee to meet separately in executive session with: (i) management; (ii) the independent auditors; and (iii) the internal auditor (or other personnel responsible for the internal audit function). Among the items to be discussed in these meetings are the auditors' evaluation of the Company's financial, accounting and auditing personnel, the auditors' judgments about the Company's accounting principles as applied to its financial reporting, the level of management cooperation that the outside auditors received during the course of the audit and management's assessment of the auditors' performance.

  •
  Set clear hiring policies for employees or former employees of the independent auditors.

  •
  Receive reports concerning any non-compliance with the Company's Code of Business Conduct and Ethics by any director or executive officer of the Company and approve any waivers therefrom.

  •
  Report on significant matters discussed at each Committee meeting to the Board of Directors.

  •
  Investigate, as appropriate, any matter brought to its attention within the scope of its duties, with the power to retain outside counsel or a second independent accountant, at the expense of the Company, for this purpose if, in its judgment, that is appropriate.

  •
  Prepare an appropriate Audit Committee report to shareholders to be included in the Company's annual proxy statement that is consistent with applicable law and Securities and Exchange Commission requirements.

  •
  Perform any other activities consistent with this Charter, the Company's By-Laws, and governing law and regulations, as the Committee or the Board of Directors deems necessary or appropriate.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to prepare financial statements, plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with GAAP and applicable rules and regulations.

A copy of this Charter will be made available on the Company's website at www.pfina.com.

Effective: March 9, 2004

Appendix B

P&F INDUSTRIES, INC.
COMPENSATION COMMITTEE CHARTER

Statement Of Policy

        The Compensation Committee (the "Compensation Committee") of the Board of Directors of P&F Industries, Inc. (the "Company") shall provide assistance to the Board of Directors in discharging the Board of Directors' responsibilities relating to management organization, performance, compensation and succession.

Organization

        The members of the Compensation Committee shall be appointed by the Board of Directors from time to time after considering the recommendation of the Company's Nominating Committee and upon a determination by the Board of Directors that the nominees meet all required qualifications for Compensation Committee membership. Members of the Compensation Committee and may be removed by the Board of Directors. The Compensation Committee shall meet on the call of its chairman. The Compensation Committee has the authority to retain and terminate advisors to assist in discharging its duties, including the authority to approve such advisors' fees and retention terms. Half of the members of the Compensation Committee shall be a quorum to transact business. The Nominating Committee will recommend to the Board of Directors, and the Board of Directors will designate, the Chairman of the Compensation Committee.

Committee Authority And Responsibilities

        In discharging its responsibilities for management organization, performance, compensation and succession, the Compensation Committee shall:

  •
  Consider and authorize the compensation philosophy for the Company's personnel.

  •
  Review and approve corporate goals and objectives relevant to chief executive officer and senior management compensation, evaluate chief executive officer and senior management performance in light of those goals and objectives and, either as a committee or together with other independent directors (as directed by the Board of Directors), determine and approve chief executive officer and senior management compensation based on this evaluation.

  •
  Nothing in this Charter shall be construed as precluding discussions of chief executive officer and senior management compensation with the Board of Directors generally, as it is not the intent of this Charter to impair communication among members of the Board of Directors.

  •
  Annually review and approve perquisites for the chief executive officer and senior management.

  •
  Consider and make recommendations to the Board of Directors on matters relating to organization and succession of senior management.

  •
  Consider and approve the report of the Compensation Committee for inclusion in the Company's proxy statement.

  •
  Make recommendations to the Board of Directors with respect to the Company's employee benefit plans.

  •
  Administer incentive, deferred compensation and equity based plans.

  •
  Annually review and update this Charter for consideration by the Board of Directors.

B-1

  •
  Annually evaluate performance and function of the Compensation Committee.

  •
  Report the matters considered and actions taken by the Compensation Committee to the Board of Directors.

        A copy of this Charter will be made available on the Company's website at www.pfina.com.

        Effective: March 9, 2004

B-2

Appendix C

P&F INDUSTRIES, INC.
NOMINATING COMMITTEE CHARTER

Purpose

        The Nominating Committee (the "Committee") of the Board of Directors of P&F Industries, Inc. (the "Company") will assist the Board of Directors in identifying qualified individuals to serve as members of the Board of Directors, recommending committee assignments and responsibilities to the Board of Directors and evaluating Board of Directors' and management effectiveness.

Organization

        The members of the Nominating Committee shall be appointed by the Board of Directors from time to time upon a determination by the Board of Directors that the nominees meet all required qualifications for Nominating Committee membership. Members of the Nominating Committee may be removed by the Board of Directors. The Nominating Committee shall meet on the call of its chairman. The Nominating Committee has the authority to retain and terminate advisors to assist in discharging its duties, including the authority to approve such advisors' fees and retention terms. Half of the members of the Nominating Committee shall be a quorum to transact business. The Board of Directors will designate the Chairman of the Nominating Committee.

Committee Authority and Responsibilities

        In furtherance of the Committee's purpose, and in addition to any other responsibilities which may be properly assigned by the Board of Directors, the Committee will have the following authorities and responsibilities:

  •
  The Committee will meet as often as it determines is appropriate to carry out its responsibilities. The Chairman of the Committee, in consultation with the other Committee members, will determine the frequency and length of the meetings and will set agendas consistent with this charter.

  •
  The Committee will recommend to the Board of Directors as director nominees individuals of established personal and professional integrity. Director nominees will have demonstrated exceptional ability and judgment, and will be chosen with the primary goal of ensuring that the entire Board of Directors collectively serves the interests of the shareholders. Due consideration will be given to assessing the qualifications of potential nominees and any potential conflicts with the Company's interests. The Committee will also assess the contributions of the Company's incumbent directors in connection with their potential re-nomination. In identifying and recommending director nominees, the Committee members may take into account such factors as they determine appropriate, including recommendations made by the Board of Directors.

  •
  The Committee will advise the Board of Directors on the appropriate structure and operations of all committees of the Board of Directors, including committee member qualifications. The Committee may review and recommend to the Board of Directors committee assignments, including additional committee members to fill vacancies as needed.

  •
  The Committee may obtain advice and assistance from such internal and external advisors as it deems appropriate in connection with the discharge of its duties, and will have the authority to retain any search firm to be used to identify director candidates on behalf of the Company. The Committee will have sole authority to determine and approve related fees and retention terms for any such advisors, who will be compensated by the Company.

C-1

  •
  The Committee will make recommendations to the Board of Directors regarding orientation for new directors, as well as continuing education for all directors.

  •
  The Committee will monitor developments, trends and best practices in corporate governance, and take such actions in accordance therewith as it deems appropriate.

  •
  To the extent not otherwise inconsistent with its obligations and responsibilities, the Committee may form subcommittees and delegate authority hereunder as it deems appropriate.

  •
  The Committee will report to the Board of Directors as it deems appropriate, and as the Board of Directors may request.

  •
  The Committee will lead a self-evaluation process for the Board of Directors and each of its committees (including the Committee) as it deems appropriate, including to satisfy any applicable requirements of the NASD and any other legal or regulatory requirements.

  •
  The Committee will perform such other activities consistent with this Charter, the Company's By-Laws, governing law, the rules and regulations of the NASD and such other requirements applicable to the Company's as the Committee or the Board of Directors deem necessary or appropriate.

Committee Charter

        The Committee will periodically review this Charter and will recommend any changes to the Board of Directors as the Committee deems appropriate, including to satisfy any applicable requirements of the NASD and any other legal or regulatory requirements.

        A copy of this charter will be made available on the Company's website at www.pfina.com

Effective: March 9, 2004

C-2

Appendix D

CODE OF BUSINESS CONDUCT AND ETHICS
OF
P&F INDUSTRIES, INC.
AND ITS AFFILIATES

EFFECTIVE DATE:                                        Marc h 9, 2004

INTRODUCTION

        P&F Industries, Inc. and all of its subsidiaries and affiliates (hereinafter referred to collectively as the "Company") expect that directors, officers and employees will conduct themselves ethically and properly as a matter or course and comply with the guidelines set forth below.

        This Code of Business Conduct and Ethics (this "Code") exists to provide the Company's directors, officers, employees, shareholders, suppliers and members of the general public with an official statement as to how the Company conducts itself internally and in the marketplace and certain standards that the Company shall require of its directors, officers and employees.

        The Company's Compliance Officer on the Effective Date of this Code is currently Joseph A. Molino, Jr. and the term "Compliance Officer", as used in this Code, refers to the Company's current Compliance Officer and any subsequent person appointed to that office.

PURPOSE

        This Code is intended to provide a codification of standards that is reasonably designed to deter wrongdoing and to promote the following:

  •
  Honest and ethical conduct, including the ethical handling of actual or apparent conflicts interest between personal and professional relationships;

  •
  Full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission (the "SEC") and in other public communications made by the Company;

  •
  Compliance with applicable governmental laws, rules and regulations;

  •
  The prompt internal reporting to an appropriate person or persons identified in this Code for violations of this Code; and

  •
  Accountability for adherence to this Code.

SCOPE

        This Code applies to the Company's Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Controller and persons performing similar functions as well as to all directors, officers and employees of the Company. As used herein, the term "employees" shall be deemed to include each of the foregoing persons unless specifically stated otherwise or unless the context clearly indicates otherwise.

POLICY PROVISIONS

        Under this Code, all directors, officers (including the Company's Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Controller and persons performing similar functions) and employees are expected to conduct business for the Company in the full spirit of honest and lawful behavior and shall not cause another director, officer, employee or non-employee to act otherwise, either through inducement or coercion.

I.    Conflicts of Interest and Other Matters

  Conflicts of interest may arise when an employee's position or responsibilities with the Company present an opportunity for personal gain apart from the normal compensation provided through employment. The following guidelines are provided:

  A.
  Protection and Proper Use of Company Funds and Assets

  The assets of the Company are much more than its properties, facilities, equipment, corporate funds and computer systems; they include technologies and concepts, business strategies and plans, as well as information about its business. These assets may not be improperly used and/or used to provide personal benefits for employees. In addition, employees may not provide outside persons with assets of the Company for the employee's personal gain or in such a manner as to be detrimental to the Company. Employees should protect the Company's assets and ensure their efficient and proper use. Theft, carelessness and waste have a direct impact on the Company's profitability. All Company assets should be used for legitimate business purposes.

  B.
  Confidential Information

  As part of an employee's job, he/she may have access to confidential information about the Company, its employees, agents, contractors, customers, suppliers and competitors. Unless released to the public by management, this information should not be disclosed to fellow employees who did not have a business need to know or to non-employees for any reason, except in accordance with established corporate procedures. Confidential information of this sort includes, but is not limited to, information or data on operations, business strategies and growth, business relationships, processes, systems, procedures and financial information.

  C.
  Outside Financial Interests Influencing an Employee's Decisions or Actions

  Employees should avoid any outside financial interest that might influence their decisions or actions on matters involving the Company or its businesses or property. Such interests include, among other things: (i) a significant personal or immediate family interest in an enterprise that has significant business relations with the Company; or (ii) an enterprise or contract with a supplier, service-provider or any other company or entity where the employee or a member of the immediate family of the employee is a principal or financial beneficiary other than as an employee. All such interests should be disclosed by the employee to the Company's Compliance Officer.

  D.
  Outside Activities Having Negative Impact On Job Performance

  Employees should avoid outside employment or activities that would have a negative impact on their job performance with the Company, or which are likely to conflict with their job or their obligations to the Company.

  E.
  Business Opportunities; Competitive Interests; Corporate Opportunities

  No employee may enter into any contract or arrangement, own any interest or be a director, officer or consultant in or for an entity which enters into any contract or arrangement (except for the ownership of non-controlling interests in publicly-traded entities) with the Company for the providing of services to the Company unless and until the material facts as to the relationship or interest and the contract or transaction are fully disclosed to the Company's Compliance Officer and, if approved by the Company, the Company's Compliance Officer shall provide written confirmation of the approval of said contract or transaction.

  Employees owe a duty to the Company to advance its legitimate interests when the opportunity arises to do so. Employees should refrain from and shall be prohibited from (i) taking for themselves or for their personal benefit opportunities that could advance the interests of the Company or benefit the Company when such opportunities are discovered through the use of

  Company property, information or position; (ii) using Company property, information or position for personal gain; or (iii) competing with the Company.

II.    Dealing With Suppliers, Customers And Other Employees

        The Company obtains and keeps its business because of the quality of its operations. Conducting business, however, with other employees, suppliers and customers can pose ethical or even legal problems. The following guidelines are intended to help all employees make the appropriate decision in potentially difficult situations.

  A.
  Bribes and Kickbacks

  No employee of the Company may ever accept or pay bribes, kickbacks or other types of unusual payments from or to any organization or individual seeking to do business with, doing business with or competing with the Company.

  B.
  Gifts

  Employees may accept gifts or entertainment of nominal value as part of the normal business process if public knowledge of the employee's acceptance could cause the Company no conceivable embarrassment. Even a nominal gift and/or entertainment should not be accepted if it might appear to an observer that the gift and/or entertainment would influence the employee's business decisions. The term "nominal value" applies to the amount of the gift and/or its frequency; i.e., frequent gifts, even if of nominal value, are unacceptable. The term "entertainment" includes, but is not limited to, meals, charitable and sporting events, parties, plays and concerts. If you have any questions about the acceptance of entertainment or gifts, ask the Company's Compliance Officer for advice.

  C.
  Travel and Entertainment Expenses

  Employees must comply with the Company's policy on travel and entertainment expenses is set forth in the Company's Employee Handbook, as the same may be amended or supplemented from time to time.

  D.
  Relations with Government Personnel

  The Company will not offer, give or reimburse expenses for entertainment or gratuities (including transportation, meals at business meetings or tickets to sporting or other events) to government officials or employees who are prohibited from receiving such by applicable government regulations.

  E.
  Payments to Agents, Consultants, Distributors, Contractors

  Agreements with agents, sales representatives, distributors, contractors and consultants should be in writing and should clearly and accurately set forth the services to be performed, the basis for earning the commission or fee involved and the applicable rate or fee. Payments should be reasonable in amount and not excessive in light of the practice in the trade and commensurate with the value of services rendered.

  F.
  Fair Dealing

  Each employee should endeavor to deal fairly with the Company's customers, suppliers, competitors and other employees.

III.    Books and Records

        False or misleading entries shall not be made in any reports, ledgers, books or records of the Company nor shall any misrepresentation be made regarding the content thereof. No employee may engage in an arrangement that in any way may be interpreted or construed as misstating or otherwise concealing the nature or purpose of any entries in the books and records of the Company. No payment or receipt on behalf of the Company may be approved or made with the intention or understanding that any part of the payment or receipt is to be used for a purpose other than that described in the documents supporting the transaction.

IV.    Competitive Practices

        In business, it is inevitable that the Company and its competitors will meet and talk from time to time; this is neither against the law nor to be avoided. What will not be tolerated is collaboration with competitors in violation of the law on such things as pricing, production, marketing, inventories, product development, sales territories and goals, market studies and proprietary or confidential information.

        As a vigorous competitor in the marketplace, the Company seeks economic knowledge about its competitors; however, it will not engage in illegal acts to acquire a competitor's trade secrets, financial data, information about company facilities, technical developments or operations.

V.    Political Activities & Contributions

        The Company encourages each of its employees to be good citizens and to participate in the political process. Employees should, however, be aware that: (1) federal law and the statutes of some states in the U.S. prohibit the Company from contributing, directly or indirectly, to political candidates, political parties or party officials; and (2) employees who participate in partisan political activities should ensure that they do not leave the impression that they speak or act for the Company.

VI.    Equal Employment Opportunity

        The Company is an Equal Opportunity Employer as a matter of law, conduct and good business practice. No employee may discriminate against another employee or prospective employee or make disparaging comments or criticisms on the basis of race, color, creed, sex, national origin, age, disability or veteran's status. Such practices must be avoided in daily work as well as in personnel actions—hiring, transfer, discipline, promotion, pay action and terminations. In addition to the above-stated prohibitions, sexual harassment will not be tolerated.

VII.    Compliance with Laws, Rules and Regulations

        The Company proactively promotes compliance by all employees with applicable laws, rules and regulations of any governmental unit, agency or divisions thereof and the rules and regulations of The Nasdaq Stock Market, Inc. or any exchange upon which the Company's stock may be traded. The Company has adopted and will enforce its policies regarding an employee's trading in the stock of the Company based on inside information and will require employees to abide by such policy as well as the provisions of applicable law on trading on inside information and all employees of the Company are directed to refrain from trading in the Company's stock based on inside information. The Company requires its employees to abide by applicable law and the Company's procedures with respect to "blackouts" (periods of time within which all or some cross-section of the Company's employees will be prevented from trading in the Company' stock). The Company requires its employees to abide by applicable law and the Company's policies with respect to disclosures of material non-public information (Regulation FD).

VIII.    Protection of Employees from Reprisal for Whistleblowing ("Whistleblowing Policy")

  A.
  Purpose

  To encourage employees to report Alleged Wrongful Conduct.

  To prohibit supervisory personnel from taking Adverse Personnel Action against a Company employee as a result of the employee's good faith disclosure of Alleged Wrongful Conduct to a Designated Company Officer or Director or to the Company's Audit Committee. An employee who discloses and subsequently suffers an adverse Personnel Action as a result is subject to the protection of this Whistleblowing Policy.

  B.
  Applicability

  All employees of the Company who disclose Alleged Wrongful Conduct, as defined in this Whistleblowing Policy, and, who, as a result of the disclosure, are subject to an Adverse Personnel Action.

  C.
  Whistleblowing Policy

  All employees of the Company are encouraged promptly to report Alleged Wrongful Conduct. No Adverse Personnel Action may be taken against a Company employee in Knowing Retaliation for any lawful disclosure of information to a Designated Company Officer or Director or to the Company's Audit Committee, which information the employee in good faith believes evidences: (i) a violation of any law; (ii) fraudulent or criminal conduct or activities; (iii) questionable accounting or auditing matters or matters; (iv) misappropriation of Company funds; or (v) violations of provisions of this Code (such matters being collectively referred to herein as "Alleged Wrongful Conduct").

  No supervisor, officer, director, department head or any other employee with authority to make or materially influence significant personnel decisions shall take or recommend an Adverse Personnel Action against an employee in Knowing Retaliation for disclosing Alleged Wrongful Conduct to a Designated Company Officer or Director or to the Company's Audit Committee.

  D.
  Definitions

  In addition to other terms as defined above, the terms set forth on Exhibit A attached hereto shall have the meanings set forth thereon for purposes of this Whistleblowing Policy.

  E.
  Making A Disclosure

  An employee who becomes aware of Alleged Wrongful Conduct is encouraged to make a Disclosure to a Designated Company Officer or Director or to the Company's Audit Committee as soon as possible.

  F.
  Legitimate Employment Action

  This Whistleblowing Policy may not be used as a defense by an employee against whom an Adverse Personnel Action has been taken for legitimate reasons or cause. It shall not be a violation of this Whistleblowing Policy to take Adverse Personnel Action against an employee whose conduct or performance warrants that action separate and apart from the employee making a disclosure.

  G.
  Whistleblowing Statutes

  An employee's protection under this Whistleblowing Policy is in addition to any protections such employee may have pursuant to any applicable state or federal law and this Whistleblowing Policy shall not be construed as limiting any of such protections.

IX.    Audit Committee Procedures—Receipt, Retention and Treatment of Complaints Regarding Accounting, Internal Accounting Controls or Auditing Matters

        Pursuant to the requirements of the Sarbanes-Oxley Act of 2002, the Company's Audit Committee has established the following procedures for the receipt, retention and treatment of complaints by Company employees regarding the Company's accounting, internal accounting controls or auditing matters.

  A.
  Purpose

  To promote and encourage Company employees to report complaints, problems or questionable practices relative to accounting, internal accounting controls or auditing matters (collectively referred to herein as "Accounting Concerns").

  B.
  Applicability

  All employees of the Company.

  C.
  Procedures

  Any Company employee who has, knows of or has reason to know or suspect the existence of any Accounting Concern is encouraged to report such Accounting Concern, promptly and in writing, to the Company's Compliance Officer and the Audit Committee at the following address:

  Compliance Officer

P&F Industries, Inc. c/o Joseph A. Molino, Jr. 300 Smith Street Farmingdale, New York 11735
with a copy to:
Chairman of the Audit Committee P&F Industries, Inc. c/o Joseph A. Molino, Jr. 300 Smith Street Farmingdale, New York 11735

  Submissions by Company employees of Accounting Concerns may be signed by the employee or may be anonymous. Submissions by Company employees of Accounting Concerns should be sufficiently detailed so as to provide the necessary information to the Company's Audit Committee as to the nature of the Accounting Concerns, the violation or potential violation of any federal or state law or regulation or the nature of any questionable accounting or auditing practice or matter. Company employees are encouraged to include as much factual data as possible in any submissions of Accounting Concerns and Company employees shall not utilize the submission of an Accounting Concern for the sole purpose of harassing another Company employee or officer. Submissions by Company employees of Accounting Concerns shall be copied by the Compliance Officer's Administrative Assistant and retained in a file entitled "Accounting Concerns Report File" to be kept separate from the files located outside of the Company's Accounting Department.

  The Chairman of the Audit Committee shall review and investigate or cause to be investigated each submission by Company employees of Accounting Concerns that suggests any violation of Company policies, violation of any federal or state laws or regulations or any questionable accounting or auditing practice or matter. The Chairman of the Audit Committee may utilize the services of the Company's outside legal counsel in any such investigations. In the event the Chairman of the Audit Committee shall determine that any Accounting Concern is of sufficient veracity and significance so as to mandate any action by the Company, the Chairman of the Audit Committee shall report the Accounting Concern to the Audit Committee and, if necessary, to the Company's Board of Directors with a recommendation as to specific action to be taken. In extreme cases where an Accounting Concern has been reported that involves a violation or potential violation of federal or state laws or regulations and the Chairman of the Audit Committee has determined that such report is accurate or that sufficient evidence exists to create a significant concern as to whether such violation has occurred or will occur, the Chairman of the Audit Committee may report such Accounting Concern to the appropriate government authority.

  D.
  Protections

  Company employees who submit reports of Accounting Concerns shall be entitled to the protection of the Whistleblowing Policy set forth above.

X.    Public Company Reporting

        As a public company, it is important that the Company's filings with the SEC and other public disclosures of information be complete, fair, accurate and timely. An employee, officer or director of the Company may be called upon to provide necessary information to ensure that the Company's public reports are complete, fair and accurate. The Company expects each Company employee, officer and director to take this responsibility seriously and to provide prompt, complete, fair and accurate responses to inquiries with respect to the Company's public disclosure requirements. With respect to the Company's employees, officers and directors who may be participating in the preparation of reports, information, press releases, forms or other information to be publicly disclosed through filings with the SEC or as mandated by the SEC, such employees, officers and directors are expected to use their diligent efforts to ensure that such reports, press releases, forms or other information are complete, fair, accurate and timely.

XI.    Compliance and Discipline

        All Company employees are required to comply with this Code. Employees are expected to report violations of this Code and assist the Company, when necessary, in investigating violations. All department heads, managers and supervisors are charged with the responsibility of supervising their employees in accordance with this Code.

        Failure to comply with this Code will result in disciplinary action that may include suspension, termination, referral for criminal prosecution and/or reimbursement to the Company for any losses or damages resulting from the violation. The Company reserves the right to terminate any employee immediately for a single violation of this Code.

        All employees of the Company may be asked from to time to reaffirm their understanding of and willingness to comply with this Code by signing an appropriate certificate (see Appendix A).

XII.    Adoption, Amendment and Waiver

  A.
  Adoption and Amendment

  This Code has been adopted by the Company's Board of Directors and may be changed, altered or amended at any time. The interpretation of any matter with respect to this Code by the Board of Directors shall be final and binding.

  B.
  Waiver

  Waivers of the provisions of this Code may be granted or withheld from time to time by the Company in its sole discretion. Waivers are only effective if set forth in writing after full disclosure of the facts and circumstances surrounding the waiver. Waivers for the benefit of directors and executive officers must be approved by the Board of Directors and will be publicly disclosed by the Company. All other waivers may be approved by the Compliance Officer and may be publicly disclosed by the Company.

NO EMPLOYMENT CONTRACT

        Nothing contained herein shall be construed as limiting the Company's right to terminate an employee immediately for any reason. This Code does not provide any guarantees of continued employment, nor does it constitute an employment contract between the Company and any employee.

APPENDIX A
EMPLOYEE STATEMENT

        I acknowledge having received a copy of the Company's Code of Business Conduct and Ethics. I have read it completely and I understand that the Code applies to me. I understand the Code does not constitute an employment contract and I agree to comply fully with each of the provisions of the Code, including such changes to the Code as the Company may announce from time to time. I have reviewed with my department head or the Compliance Officer any matters concerning ownership or other activities which are required to be disclosed to the Company by the Code.

Employee Name
Employee Signature
Date

EXHIBIT A

DEFINED TERMS—WHISTLEBLOWING POLICY

1.
"Adverse Personnel Action": an employment-related act or decision or a failure to take appropriate action by a supervisor or higher level authority which affects an employee negatively as follows:

a.
Termination of employment;

b.
Demotion;

c.
Suspension;

d.
Written reprimand;

e.
Retaliatory investigation;

f.
Decision not to promote;

g.
Receipt of an unwarranted performance rating;

h.
Withholding of appropriate salary adjustments;

i.
Elimination of the employees' position, absent an overall reduction in work force, reorganization, or a decrease in or lack of sufficient funding, monies, or work load; or

j.
Denial of awards, grants, leaves or benefits for which the employee is then eligible.

2.
"Disclosure": oral or written report by an employee to a Designated Company Officer or Director or to the Company's Audit Committee of Alleged Wrongful Conduct.

3.
"Knowing Retaliation": An Adverse Personnel Action taken by a supervisor or other authority against an employee where such employee's prior disclosure of Alleged Wrongful Conduct is a direct or indirect reason or basis for the Adverse Personnel Action.

4.
"Designated Company Officer or Director": The Company's Compliance Officer, any executive officer of the Company of the level of Vice President or above and any member of the Company's Board of Directors.

PROXY

P & F INDUSTRIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
MAY 26, 2004

        The undersigned hereby appoints RICHARD A. HOROWITZ and JOSEPH A. MOLINO, JR., or either one of them, attorney with full power of substitution and revocation to each, for and in the name of the undersigned, with all powers the undersigned would possess if personally present, to vote the Class A Common Stock of the undersigned in P&F Industries, Inc. at the Annual Meeting of Stockholders to be held at the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, New York on Wednesday, May 26, 2004 at 10 a.m. and at any adjournment thereof, for the following matters.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

(Continued, and to be signed on reverse side)

☒    PLEASE MARK YOUR
VOTES AS IN THIS
EXAMPLE.

FOR THE NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY BELOW)	WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEES LISTED BELOW
☐	☐	NOMINEES:	Richard A. Horowitz Alan I. Goldberg Robert M. Steinberg
1.	Election of three directors, as set forth to right, for a term of three years (expiring in 2007) and until their successors are duly elected and qualified.
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PRINT THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

2.	Ratification of the selection of auditors.	FOR	AGAINST	ABSTAIN
		☐	☐	☐
3.	In their discretion upon any other matters which may properly come before the meeting.	FOR	AGAINST	ABSTAIN
		☐	☐	☐
THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE.
IMPORTANT—PLEASE VOTE, SIGN AND RETURN THE PROXY AS SOON AS POSSIBLE SO THAT IT WILL ARRIVE BEFORE THE ANNUAL MEETING ON MAY 26, 2004.

SIGNATURE(S)

        DATE

, 2004

NOTE: Please sign as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one name shown, including the case of joint tenants, each party should sign.

QuickLinks

P & F INDUSTRIES, INC. 300 Smith Street Farmingdale, New York 11735
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To be held May 26, 2004
TABLE OF CONTENTS
ELECTION OF DIRECTORS
The Board of Directors Unanimously Recommends that Stockholders Vote FOR the Foregoing Nominees.
CORPORATE GOVERNANCE
OWNERSHIP OF EQUITY SECURITIES
P&F INDUSTRIES, INC. AUDIT COMMITTEE CHARTER
P&F INDUSTRIES, INC. COMPENSATION COMMITTEE CHARTER
P&F INDUSTRIES, INC. NOMINATING COMMITTEE CHARTER
CODE OF BUSINESS CONDUCT AND ETHICS OF P&F INDUSTRIES, INC. AND ITS AFFILIATES
APPENDIX A EMPLOYEE STATEMENT
EXHIBIT A
DEFINED TERMS—WHISTLEBLOWING POLICY
P & F INDUSTRIES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS MAY 26, 2004